Exhibit 10.15
ADDENDUM AND AMENDMENT TO
GAS GATHERING AND PROCESSING AGREEMENT
MASH UNIT LATERAL
     This Addendum and Amendment to Gas Gathering and Processing Agreement Mash Unit Lateral (this “Addendum”) is executed effective as of January 1, 2009 (the “Effective Date”), between and among Quicksilver Resources Inc. (“Producer”), and Cowtown Pipeline Partners L.P. (“Gatherer”) and Cowtown Gas Processing Partners L.P. (“Processor”). Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Agreement (defined below).
RECITALS
     A. Producer, Gatherer and Processor have heretofore entered into that certain Sixth Amended and Restated Gas Gathering and Processing Agreement dated effective September 1, 2008 (the “Agreement”), covering the gathering and processing of natural gas produced from those counties in Texas more particularly described as the Contract Area.
     B. Producer desires for certain of its gas (the “Lift Gas”) produced from those wells more particularly described in Exhibit A attached hereto and made a part hereof (the “Mash Unit”), which wells are connected to the Gathering System at the Gathering System Delivery Point more particularly described in Exhibit B attached hereto and made a part hereof, to be redelivered to Producer from the Facilities to the Mash Unit Redelivery Point (defined below).
     C. Gatherer owns a pipeline lateral which has the capacity to provide the service requested by Producer and is willing to provide such service, but only on an interruptible basis, and Processor is willing to consent to the redelivery of such Lift Gas from its Facilities on an interruptible basis, for the fees and subject to the terms and conditions set forth herein and in the Agreement.
     NOW, THEREFORE, for good and valuable consideration and the mutual premises and covenants contained herein, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Parties now desire to supplement and amend the terms of the Agreement, to be evidenced by this Addendum, as follows:
     1. The following terms and definitions are hereby added to ARTICLE I of the Agreement:
     a) “Lift Gas” shall have the meaning ascribed in Recital B above.
     b) “Mash Unit” shall have the meaning ascribed in Recital B above.
     c) “Mash Unit Lateral” shall mean that portion of the Gathering System on which the Lift Gas is delivered from Gatherer’s and/or Processor’s

Facilities to the Mash Unit Redelivery Point.
     d) “Mash Unit Redelivery Fee” shall mean the fee or, collectively, fees for redelivering the Lift Gas via the Mash Unit Lateral to the Mash Unit Redelivery Point as more particularly described below.
     e) “Mash Unit Redelivery Point” shall mean the point of interconnect between the Mash Unit Lateral and Producer’s facilities for receipt of the Lift Gas located at the Mash Unit, whereby Gatherer redelivers the Lift Gas to Producer, such point being also set forth on Exhibit B attached hereto.
     2. The definition of “Gathering System” in the Agreement is hereby supplemented to the extent necessary to include, and such term shall be deemed to encompass, the Mash Unit Lateral and such pipelines, equipment, roads, utilities and other facilities related or connected thereto, including all easements and surface sites on which the foregoing may be located, but excluding any meters, equipment or other facilities owned or operated by Processor or otherwise deemed to be part of the Plant.
     3. Gatherer shall, subject to reimbursement of all of the associated costs, take all steps necessary to connect the Mash Unit Lateral to the Mash Unit at the Mash Unit Redelivery Point. Upon completion of such connection, Gatherer shall submit to Producer an invoice for all costs incurred in accomplishing the foregoing and Producer agrees to pay such invoice within 30 days following receipt thereof.
     4. Gatherer, at Producer’s expense, shall install, construct and equip all meters and facilities necessary to measure the Lift Gas at the Mash Unit Redelivery Point. Gatherer, at its own expense, shall maintain and operate such meters for so long as such Lift Gas service is provided by Gatherer to Producer. Section 9.10 of the Agreement shall also apply to such meters at any Redelivery Point.
     5. Gatherer agrees that, subject to the terms hereof (inclusive of the Agreement), it will, on an interruptible basis as determined in its or to the extent such service impacts the Plant, then in Processor’s, sole discretion, redeliver the Lift Gas from its Facilities to the Redelivery Point.
     6. In the event and for so long as Gatherer redelivers Lift Gas to Producer as provided herein, Producer shall pay to Gatherer a redelivery fee or fees of $0.40 per MMBTU of Lift Gas (the “Redelivery Fee”) redelivered to Producer. Notwithstanding the foregoing, Producer agrees that the Redelivery Fee payable by producer shall never be less than the actual cost to perform such Lift Gas redelivery service as provided herein. On each Escalation Date, the Redelivery Fee will increase by a percentage equal to the CPI Adjustment.
     7. In addition to the Redelivery Fee, Producer will provide the fuel required for redelivering the Lift Gas to the Redelivery Point.

     8. The indemnity obligations set forth in ARTICLE XVII of the Agreement are amended and supplemented to the extent necessary and sufficient to give effect to the following, which is hereby added:
          To Section 17.1: “If Lift Gas is redelivered to Producer as provided herein, then, in that event, Gatherer shall be solely liable for and in control and possession of such Lift Gas from the time such Lift Gas exits Gatherer’s or Processor’s Facilities until redelivered to Producer at the Redelivery Point, whereupon Producer shall again be in control and possession and bear the risk of loss of such Lift Gas.”
          To Section 17.2: “If Lift Gas is redelivered to Producer as provided herein, then, in that event and in accordance with the terms of Section 17.1 as amended hereby:
          a) PRODUCER AGREES THAT THE SCOPE OF PRODUCER’S INDEMNITY OBLIGATION IN FAVOR OF GATHERER AND PROCESSOR AND THEIR RESPECTIVE EMPLOYEES, AGENTS AND CONTRACTORS SET FORTH IN THIS SECTION 17.2 SHALL APPLY, EXTEND TO AND ENCOMPASS PRODUCER’S OWNERSHIP, POSSESSION AND CONTROL OF THE LIFT GAS AFTER THE LIFT GAS HAS PASSED THROUGH THE REDELIVERY POINT AND PRIOR TO THE TIME THAT GAS, INCLUDING SUCH LIFT GAS, PASSES THROUGH THE GATHERING SYSTEM DELIVERY POINT; and
          b) GATHERER AGREES THAT THE SCOPE OF GATHERER’S INDEMNITY OBLIGATION IN FAVOR OF PRODUCER AND ITS EMPLYEES, AGENTS AND CONTRACTORS SET FORTH IN THIS SECTION 17.2 SHALL APPLY, EXTEND TO AND EXCOMPASS GATHERER’S POSSESSION AND CONTROL OF THE LIFT GAS FROM THE TIME SUCH LIFT GAS EXITS GATHERER’S OR PROCESSOR’S FACILITIES UNTIL SUCH LIFT GAS PASSES THROUGH THE REDELIVERY POINT.”
     9. The interruptible service subject to this Addendum may be terminated by Gatherer for any reason in its sole discretion upon 30 days notice to Producer.
     Except as supplemented and amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

     EXECUTED effective the day and year first written above.

PRODUCER:			GATHERER:

Quicksilver Resources Inc.			Cowtown Pipeline Partners L.P.

			By:	Quicksilver Gas Services Operating GP
LLC, its general partner

By:	/s/ Stan G. Page		By:	/s/ Clifford Rupnow

	Name:	Stan G. Page		Name:	Clifford Rupnow
	Title:	V.P. U.S. Operations		Title:	VP Business Development and Administration

PROCESSOR:

Cowtown Gas Processing Partners L.P.

			By:	Quicksilver Gas Services Operating GP
LLC, its general partner

			By:	/s/ Clifford Rupnow

				Name:	Clifford Rupnow
				Title:	VP Business Development and Administration

EXHIBIT A
to
ADDENDUM AND AMENDMENT
MASH UNIT LATERAL
This Exhibit A is attached to that certain Addendum and Amendment to Gas Gathering and Processing
Agreement Mash Unit Lateral by and among Quicksilver Resources Inc., as Producer and Cowtown
Pipeline Partners L.P., as Gatherer, and Cowtown Gas Processing Partners L.P., as Processor.
The following wells located in Hood County, Texas:

Well Name	Well ID

HAWKEYE 1H	42.1021.001
HAWKEYE 2H	42.1021.011
HAWKEYE 3H	42.1021.024
HOT LIPS 1H	42.1021.002
HOT LIPS 2H	42.1021.028
HOT LIPS 3H	42.1021.029
MAJOR BURNS 1H	42.1021.006
MAJOR BURNS 2H	42.1021.025
TRAPPER JOHN 1H	42.1021.004
TRAPPER JOHN 2H	42.1021.005
TRAPPER JOHN 4H	42.1021.023
COLONEL FLAGG 1H	42.1021.007
COLONEL FLAGG 2H	42.1021.008
COLONEL FLAGG 3H	42.1021.017

EXHIBIT B
to
ADDENDUM AND AMENDMENT
MASH UNIT LATERAL
This Exhibit B is attached to that certain Addendum and Amendment to Gas Gathering and Processing
Agreement Mash Unit Lateral by and among Quicksilver Resources Inc., as Producer and Cowtown
Pipeline Partners L.P., as Gatherer, and Cowtown Gas Processing Partners L.P., as Processor.

Redelivery Points
Well Name		Well ID	Injection #
HAWKEYE 1H	INJ	42.1021.001	TX 30993 INJ
HAWKEYE 2H	INJ	42.1021.011	TX 31112 INJ
HAWKEYE 3H	INJ	42.1021.024	TX 31462 INJ
HOT LIPS 1H	INJ	42.1021.002	TX 30988 INJ
HOT LIPS 2H	INJ	42.1021.028	TX 31588 INJ
HOT LIPS 3H	INJ	42.1021.029	TX 31589 INJ
MAJOR BURNS 1H	INJ	42.1021.006	TX 31007 INJ
MAJOR BURNS 2H	INJ	42.1021.025	TX 31466 INJ
TRAPPER JOHN 1H	INJ	42.1021.004	TX 30986 INJ
TRAPPER JOHN 2H	INJ	42.1021.005	TX 30987 INJ
TRAPPER JOHN 4H	INJ	42.1021.023	TX 31465 INJ
COLONEL FLAGG 1H	INJ	42.1021.007	TX 31020 INJ
COLONEL FLAGG 2H	INJ	42.1021.008	TX 31019 INJ
COLONEL FLAGG 3H	INJ	42.1021.017	TX 31463 INJ